SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Money Market Management, Inc.
(Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------



                          MONEY MARKET MANAGEMENT, INC.


                              IMPORTANT INFORMATION
                           FOR FEDERATED SHAREHOLDERS

Dear Fellow Shareholder:

Money Market Management, Inc., will hold a special meeting of shareholders on May 15, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy in its entirety; the explanations it includes will help you decide upon the issues.

Your participation in this process is important! Be sure to complete and return your proxy card promptly.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Directors and changes to the Fund's fundamental investment policies.

Why are individuals recommended for election to the Board of Directors?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders of the Fund and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. As candidates for election, individuals are chosen who have a distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation, with the best interest of the Fund's shareholders in mind.

The Proxy includes a brief description of each nominee's background and current position with the fund.

Why are the Fund's "fundamental policies" being changed or removed?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary.

By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets can be enhanced and investment opportunities increased.

The proposed amendments will:

i. simplify and modernize the policies that are required to be "fundamental" by the Investment Company Act of 1940;

ii.reclassify fundamental policies no longer required by the Investment Company
   Act of 1940 as operating policies, which do not require a vote of shareholders to change; and

iii. remove any fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders.

Why are some "fundamental policies" being changed to "operating" policies? Operating policies do not require shareholder approval to be changed. This permits the Fund's Board additional flexibility in determining whether to participate in new investment opportunities and to meet industry changes promptly.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or, if you are unable to attend, simply vote, sign, and return the enclosed Proxy Card. It is important that your vote be received by DATE.

Whom do I call if I have questions about the Proxy Statement?
Call your Fund Representative or a Federated Client Service Representative. The toll-free number is 1-800-341-7400.




                                     After careful consideration, the Board of
                                      Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Money Market Management, Inc. hereby appoint Karen M. Brownlee, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Money Market Management, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 15, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MONEY MARKET MANAGEMENT, INC.. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 To elect Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company
                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE            [   ]
                        FOR ALL EXCEPT          [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

Proposal 2 To approve or disapprove an amendment in the Company's fundamental investment policy on diversification of its investments
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 3 To approve or disapprove changing from fundamental to an operating policy and to amend the Company's policy regarding investing in other investment companies
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 4 To approve or disapprove changing from fundamental to an operating policy the Company's policy on investing in securities to exercise control of an issuer
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 5 To approve or disapprove changing from fundamental to an operating policy and to amend the Company's policy regarding the maturity of money market securities in which it will invest
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 6 To approve or disapprove changing from fundamental to an operating policy the Company's ability to invest in restricted securities
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                           _____________________
this card as soon as possible.                                         Date
Mark with an X in the box.                                 _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



Cusip 609346200



                           PRELIMINARY PROXY STATEMENT


                          MONEY MARKET MANAGEMENT, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1998

      A special meeting of the shareholders of Money Market Management, Inc. (the "Company") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:30 p.m. (Eastern time), on May 15, 1998, for the following purposes:


            (1)   To elect three Directors.

            (2) To make changes to the Company's fundamental investment policies:

                  (a) To amend the Company's fundamental investment policy on diversification of its investments;

                  (b) To amend and to change from a fundamental to an operating policy the Company's ability to invest in the securities of other investment companies;

                  (c) To change from a fundamental to an operating policy the Company's ability to invest in securities to exercise control of an issuer;

                  (d) To change from a fundamental to an operating policy the maturity limit of the money market securities in which the Company will invest;

                  (e) To remove the Company's fundamental investment policy regarding investment in restricted securities.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed February 26, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary


March 16, 1998


 SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

            YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting............................

Election of Three
Directors.......................................................................

Approval or Disapproval of Changes to the Company's Fundamental Investment
Policies...............................

Information About the
Company.........................................................................

Proxies, Quorum and Voting at the Special Meeting...............................

About the Election of
Directors.......................................................................
      Directors Standing for
Election........................................................................
      Previously Elected
Directors.......................................................................
      Share Ownership of the
Company.........................................................................
      Director
Compensation....................................................................
      Officers of the
Company.........................................................................

Other Matters and Discretion of Attorneys Named in the Proxy....................

21

                           PRELIMINARY PROXY STATEMENT

                          MONEY MARKET MANAGEMENT, INC.
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Company to be held on May 15, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:30 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Company. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Company or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Company will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

At its meeting on November 20, 1997, the Board reviewed both the Articles of Incorporation and the investment policies of the Company and approved changes to them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 16, 1998, to shareholders of record at the close of business on February 26, 1998 (the "Record Date"). On the Record Date, the Company had outstanding _________shares of common stock.

      The Company's annual prospectus, which includes audited financial statements for the fiscal year ended December 31, 1997, was previously mailed to shareholders. The Company's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 The Company's toll-free telephone number is 1-800-341-7400.

                           ELECTION OF THREE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company. All of the nominees are presently serving as Directors. Please see "Information about the Company" for current biographical information about Messrs. Bigley, Murray, and Constantakis.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994 and February 14, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis was appointed a Director on February 23, 1998, to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997.

      All Nominees have consented to continue to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director requires the affirmative vote of a majority of the votes cast at the Special Meeting. A "majority" is defined as more than 50% of all the outstanding shares of the Company on the Record Date.

      If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Company. The Board has no reason to believe that any nominee will become unavailable for election as a Director.



               APPROVAL OR DISAPPROVAL OF CHANGES TO THE COMPANY'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Company to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Company's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have approved, and have authorized the submission to the Company's shareholders for their approval, the removal, amendment, and/or reclassification of certain of the Company's fundamental policies.

      The proposed amendments would:

          (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

       (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

      (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

      By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Company would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Directors also believe that the investment adviser's ability to manage the Company's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.



             TO AMEND THE COMPANY'S FUNDAMENTAL INVESTMENT POLICY ON
                       DIVERSIFICATION OF ITS INVESTMENTS

      The Company's current fundamental investment policy on diversification of its investments is as follows:

     "The Company will not invest more than 5% of its assets in the securities of any one issuer except cash or cash items and U.S. government obligations."

      When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investments despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the Trust's diversification policy.

      In 1996, the SEC amended Rule 2a-7, under the 1940 Act, which governs the operations of money market funds. The amendments established specific diversification requirements for money market funds which are more restrictive than, and supersede, the Funds' current policies. Since the Funds are money market funds which rely on amortized cost valuation of their portfolio securities to attempt to maintain a $1.00 net asset value, they have complied with the Rule 2a-7 diversification requirements since their adoption and intend to continue to comply with them. Therefore, the Trustees propose to remove the Funds' current diversification policies because they are obsolete in light of the requirements of Rule 2a-7 and follow the investment policy that the Funds will comply with Rule 2a-7.



               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


 TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE COMPANY'S
             ABILITY TO INVEST IN THE SECURITIES OF OTHER INVESTMENT
                                    COMPANIES

      The Company currently has a fundamental investment policy prohibiting investment in the securities issued by any other investment company. This prohibition unnecessarily limits the Company's investments.

      Amending this policy would expand the investment opportunities available to the Company by allowing the Company to invest temporary cash reserves in shares of other money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Directors believe that maximum flexibility will be afforded to the Company to amend the policy as appropriate in the future without the burden and delay to the Company and its shareholders of holding a special meeting.

      The money market funds in which the Company plans to invest pay an advisory fee. However, the investment adviser and the Directors believe that the benefits derived from having the cash invested outweigh any reduction in the amount earned as a result of such a fee. The ability to purchase shares of money market funds would be beneficial because it would provide the Company investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Company would be forced to leave some of its cash uninvested resulting in little or no investment income.

      If shareholders approve this item, the new operating policy will read as follows in (a) the Prospectus and (b) the Statement of Additional Information:


      (a)

      "Investing in Securities of Other Investment Companies

      The Company may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Company in shares of other investment companies may be subject to such duplicate expenses."

      (b)

      "Investing in Securities of Other Investment Companies

     The Company may invest in the securities of affiliated money market funds as an efficient means of managing the Company's uninvested cash."



               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



     TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE COMPANY'S ABILITY TO INVEST IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER


      The Company's current policy prohibits the acquisition of the securities of any issuer for the purpose of exercising control or management. The policy reads as follows:

     "The Company will not invest in securities of a company for the purpose of exercising control or management."

      "Control" is defined as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

      When the Company adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Directors will have maximum flexibility to make changes in the policy to benefit the Company and its shareholders without the expense and delay of holding a shareholder meeting.

      If approved by shareholders, it is the intention of the Board to continue to prohibit the Company from investing in an issuer for the purpose of exercising control. The Company does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control of the management of a company.


               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



 TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE MATURITY LIMIT OF THE
                            MONEY MARKET SECURITIES
                        IN WHICH THE COMPANY WILL INVEST

     The investment objective of the Company is current income consistent with stability of principal. One of the Company's current investment policies to which it adheres when pursuing its objective is that it may not invest in a security having a remaining maturity of more than thirteen months This policy was adopted to comply with maximum maturity period provisions of Rule 2a-7 of the 1940 Act, as amended ("Rule 2a-7"). Rule 2a-7 governs the operations of money market funds. The purpose of Rule 2a-7 is to limit the Trust's exposure to interest rate and credit risks associated with long maturity periods. Money market funds that use amortized cost pricing, to attempt to maintain a $1.00 net asset value, such as the Trust, must comply with Rule 2a-7.

     Amendments to Rule 2a-7, which became effective June 30, 1991, extended the maximum maturity period for any portfolio security from one year (365 days) to thirteen months (397 days). The Securities and Exchange Commission (the "Commission") adopted the change in order to accommodate money market mutual funds, such as the Company, that purchase annual tender bonds, and securities on a when-issued or delayed delivery basis. These securities often are not delivered for a period of up to one month after the Company has made a commitment to purchase them. Since the Company must "book" a security on the day it agrees to purchase it, the maturity period begins on that day.

     The Board is recommending to shareholders a change in the Company's investment policy to mirror the amendments to Rule 2a-7. The proposed investment policy extends the maximum maturity period of any portfolio security from one year (365 days) to thirteen months (397 days) which the Directors believe will benefit the Company and is in the best interests of shareholders. In approving the proposed change, the Directors evaluated (1) compliance with Rule 2a-7, as amended; (2) the positive effect on the Company's ability to enter into when-issued and delayed delivery transactions and to purchase annual tender bonds; and (3) the benefits of enhancing the Company's yield versus the potential of increasing the Company's exposure to both credit risk and interest rate risk. This change will in no way affect the Company's investment policy with respect to the portfolio's average maturity which, on a dollar-weighted basis, is ninety (90) days or less.


               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



 TO REMOVE THE COMPANY'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN RESTRICTED SECURITIES

      The Company's current policy on restricted securities reads as follows:

      "The Company will not invest more than 10% of its net assets in securities subject to restrictions on resale under the federal securities law (except for commercial paper issued under Section 4(2) of the Securities Act of 1933)."

      This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Company, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Company's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of the Company's portfolio.

      Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Futhermore, rules adopted by the Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

      The Company's current policy prevents the Company from acquiring a restricted security that may be viewed by the adviser as liquid, other than
Section 4(2) commercial paper. If this proposal is approved, the Company will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity and the Company's operating policy on restricted securities would read substantially as follows:

      "The Company may invest in restricted securities. Restricted securities are any securities in which the Company may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Company will limit their purchase, together with other illiquid securities, to 10% of its net assets."


      If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Company's net assets in accordance with the Company's current policy on investing in illiquid securities.

      If shareholders do not approve the removal of the policy on restricted securities, the Company will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.


               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                          INFORMATION ABOUT THE COMPANY


Proxies, Quorum and Voting at the Special Meeting

      The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals except the election of Directors.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Company is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy. at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment.. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

About the Election of Directors

      When elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director requires the affirmative vote of a majority of the votes cast by shareholders of the Company at the Special Meeting.

      Directors standing for election and Directors previously elected are listed below with their addresses, birthdates, present positions with the Company, and principal occupations during the past five years.


Directors Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Trustee or Director of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Director

Formerly, Partner, Andersen Worldwide SC; Trustee or Director of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Trustee or Director of the Funds.


Previously Elected Directors

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Director, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Director of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Director in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Trustee or Director of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Trustee or Director of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Trustee or Director of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Trustee or Director of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Trustee or Director of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Company Company and State Street Boston Corporation; Trustee or Director of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Director, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Trustee or Director of the Funds.


 Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Public  Relations/Marketing/Conference  Planning;  Trustee  or  Director  of the
Funds.

*    This Director is deemed to be an "interested person" as defined in the 1940
     Act.

# Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.



As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Company; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Company Series II; Cash Company Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Company; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Company; Federated Government Income Securities, Inc.; Federated Government Company; Federated High Income Bond Fund, Inc.; Federated High Yield Company; Federated Income Securities Company; Federated Income Company; Federated Index Company; Federated Institutional Company; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Company; Federated Master Company; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Company; Federated Short-Term Municipal Company; Federated Short-Term U.S. Government Company; Federated Stock and Bond Fund, Inc.; Federated Stock Company; Federated Tax-Free Company; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Company; Intermediate Municipal Company; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Company; Liberty Term Company, Inc. - 1999; Liberty U.S. Government Money Market Company; Liquid Cash Company; Managed Series Company; Money Market Management, Inc.; Money Market Obligations Company; Money Market Obligations Company II; Money Market Company; Municipal Securities Income Company; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Company; Tax-Free Instruments Company; The Planters Funds; The Virtus Funds; Company for Financial Institutions; Company for Government Cash Reserves; Company for Short-Term U.S. Government Securities; Company for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.


Share Ownership of the Company

Officers and Directors of the Company owns less than 1% of the Company's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Company:

Director Compensation


                         Aggregate
Name,                  Compensation
Position With              From                  Total Compensation Paid
Company                  Company*#                  From Fund Complex+

John F. Donahue,            $0          $-0- for the Company and
Chairman and Director                   56 other investment companies in the Complex

Thomas G. Bigley        $1,452          $111,222 for the Company and
Director                                56 other investment companies in the Complex

John T. Conroy          $1,597          $122,362 for the Company and
Director                                56 other investment companies in the Complex

Nicholas P. Constantakis                       $0           $0 for the Company and
Director                                56 other investment companies in the Complex

William J. Copeland     $1,597          $122,362 for the Company and
Director                                56 other investment companies in the Complex

James E. Dowd           $1,597          $122,362 for the Company and
Director                                56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $1,452          $111,222 for the Company and
Director                                56 other investment companies in the Complex

Edward L. Flaherty, Jr. $1,597          $122,362 for the Company and
Director                                56 other investment companies in the Complex

Peter E. Madden         $1,452          $111,222 for the Company and
Director                                56 other investment companies in the Complex

John E. Murray, Jr.     $1,452          $111,222 for the Company and
Director                                56 other investment companies in the Complex

Wesley W. Posvar        $1,452          $111,222 for the Company and
Director                                56 other investment companies in the Complex

Marjorie P. Smuts       $1,452          $111,222 for the Company and
Director                                56 other investment companies in the Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Company which is comprised of one portfolio.

  The information is provided for the last calendar year.

      During the fiscal year ended December 31, 1997, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Company. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

      Other than its Executive Committee, the Company has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Company's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the Company's system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Company. During the fiscal year ended December 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Company

      The executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Company and their principal occupations during the last five years are as follows:

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Director

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Trustee, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Trustee, Federated Services Company; President or Executive Vice President of the Funds; Trustee or Director of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Trustee, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Trustee, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Trustee, Federated Services Company; President and Trustee, Federated Shareholder Services; Trustee, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Trustee, Federated Securities Corp.; President or Vice President of some of the Funds; Trustee or Director of some of the Funds.

None of the Officers of the Company received salaries from the Company during the fiscal year ended July 31, 1997.

      Officers and Directors own less than 1% of the Company's outstanding shares.

      Federated Services Company, a subsidiary of Federated Investors, is the Company's administrator and provides administrative personnel and services to the Company for a fee as described in the prospectus. For the fiscal year ended December 31, 1997, Federated Services Company earned $125,002.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Company is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Management Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.



     SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE,
                                                   DATE AND SIGN THE ENCLOSED
                                                   PROXY CARD AND RETURN IT IN
                                                   THE ENCLOSED ENVELOPE, WHICH
                                                   NEEDS NO POSTAGE IF MAILED IN
                                                   THE UNITED STATES.


                                                       By Order of the Directors


                                                               John W. McGonigle
                                                                       Secretary
March 16, 1998

                          MONEY MARKET MANAGEMENT, INC.

Investment Adviser
FEDERATED ADVISERS
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779






















Cusip 609346200
G02302-01 (3/98)